FXCM Inc. Announces Second Quarter 2013 Results

Releases July 2013 Operating Metrics

Revenues up 53% on Record Quarterly Retail and Institutional Volume of $1.7 trillion

Pro Forma EBITDA up 159% and Pro Forma EPS up 182%

Second Quarter 2013 Highlights:

•	Revenues of $140.1 million, up 53% versus the same period in 2012
•	U.S. GAAP net income attributable to FXCM Inc. of $10.1 million or $0.32 per fully diluted share
•	Adjusted Pro Forma EBITDA of $54.5 million, up 159% versus the same period in 2012
•	Adjusted Pro Forma net income of $23.3 million or $0.31 per fully diluted share up 196% and 182%, respectively, versus the same period in 2012

July 2013 Operating Metrics Highlights:

•	Retail customer trading volume of $388 billion – third highest in FXCM’s history
•	Institutional customer trading volume of $185 billion – second highest in FXCM’s history

NEW YORK, NY – August 7, 2013 – FXCM Inc. (NYSE: FXCM), a leading online provider of foreign exchange, or FX, trading and related services, today announced for the quarter ended June 30, 2013, revenues of $140.1 million, compared to $91.7 million for the quarter ended June 30, 2012, an increase of 53%. U.S. GAAP net income attributable to FXCM Inc. was $10.1 million for the Second Quarter 2013 or $0.32 per fully diluted FXCM Inc. Class A share, compared to a loss of $1.4 million or $0.06 per FXCM Inc. Class A share for the Second Quarter 2012.

Adjusted Pro Forma EBITDA for the Second Quarter 2013 was $54.5 million, compared to $21.0 million for the Second Quarter 2012, an increase of 159%. Adjusted Pro Forma Net Income was $23.3 million or $0.31 per share for the Second Quarter 2013, compared to $7.9 million or $0.11 per fully diluted, fully exchanged share for the Second Quarter 2012, an increase of 196% and 182%, respectively.

For the six months ended June 30, 2013, revenues were $263.0 million, compared to $194.3 million for the six months ended June 30, 2012, an increase of 35%. U.S. GAAP net income attributable to FXCM Inc. was $17.0 million for the six months ended June 30, 2013 or $0.55 per fully diluted FXCM Inc. Class A share, compared to $1.4 million or $0.07 per FXCM Inc. Class A share for the six months ended June 30, 2012.

Adjusted Pro Forma EBITDA for the six months ended June 30, 2013 was $98.3 million, compared to $45.9 million for the six months ended June 30, 2012, an increase of 114%. Adjusted Pro Forma Net Income was $40.8 million or $0.54 per share for the six months ended June 30, 2013, compared to $20.4 million or $0.28 per fully diluted, fully exchanged share for the six months ended June 30, 2012, an increase of 100% and 93%, respectively.

“FXCM turned in one of its best quarters with record revenues and our second highest EBITDA ever – only slightly below the fourth quarter of 2008, when volatility spiked to levels more than double what we saw in the second quarter,” said Drew Niv, Chief Executive Officer. “We have expanded the scale of our business to the point that we were able to deliver outstanding results in a much more moderate climate.”

“We now have $374 million of cash and are undrawn on our $155 million credit facility – leaving us with plenty of liquidity to pursue acquisitions,” he added.

Adjusted Pro Forma results assume the conversion and exchange of all FXCM Holdings, LLC Units into FXCM Inc. Class A common stock, resulting in the elimination of the non-controlling interest and the corresponding adjustment to the entity’s tax provision. In addition, Adjusted Pro Forma results eliminate certain non-recurring charges and equity based compensation expense regarding a grant of stock options at the time of FXCM’s initial public offering (“IPO”) in December 2010 and reclassifies the allocation of earnings of Lucid non-controlling members recorded as compensation expense to net income attributable to non-controlling interest.

FXCM Inc. today announced certain key operating metrics for July 2013 for its retail and institutional foreign exchange business. Monthly activities included:

July 2013 Operating Metrics

Retail Trading Metrics

•	Retail customer trading volume(1) of $388 billion in July 2013, 2% lower than June 2013 and 32% higher than July 2012.

•	Average retail customer trading volume(1) per day of $16.9 billion in July 2013, 17% lower than June 2013 and 30% higher than July 2012.

•	An average of 456,044 retail client trades per day in July 2013, 22% lower than June 2013 and 28% higher than July 2012.

•	Tradable accounts(2) of 194,519 as of July 30, 2013, an increase of 3,521, or 2% from June 2013, and a decrease of 12,226, or 6%, from July 2012.

Institutional Trading Metrics

•	Institutional customer trading volume(1) of $185 billion in July 2013, 1% higher than June 2013 and 208% higher than July 2012.

•	Average institutional trading volume(1) per day of $8 billion in July 2013, 13% lower than June 2013 and 196% higher than July 2012.

•	An average of 44,139 institutional client trades per day in July 2013, 8% higher than June 2013 and 604% higher than July 2012.

  “July continued the strong trading environment of the Second Quarter,” continued Niv. “We are pleased to report near-record levels in most of our key operating metrics.”

More information, including historical results for each of the above metrics, can be found on the investor relations page of the Company's corporate website, www.fxcm.com.

This operating data is preliminary and subject to revision and should not be taken as an indication of the financial performance of FXCM Inc. FXCM undertakes no obligation to publicly update or review previously reported operating data. Any updates to previously reported operating data will be reflected in the historical operating data that can be found on the Investor Relations page of the Company’s corporate website, www.fxcm.com.

(1) Volume that FXCM’s customers traded in period is translated into U.S. dollars.

(2) A Tradable Account is an account with sufficient funds to place a trade in accordance with FXCM’s trading policies.

Condensed Consolidated Adjusted Pro Forma and U.S. GAAP Results

	Unaudited Adjusted Pro Forma (thousands, except per share amounts)			Unaudited Adjusted Pro Forma (thousands except per share amounts)
	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change

Total net revenues	$140,133	$91,683	53%	$262,997	$194,273	35%

Referring broker fees	22,422	19,968	12%	43,772	40,157	9%
Compensation and benefits	24,529	19,830	24%	45,999	40,939	12%
Loss on equity method investments, net	397	-	0%	545	-	0%
Other expenses	38,306	30,879	24%	74,421	67,239	11%
EBITDA	54,479	21,006	159%	98,260	45,938	114%

Depreciation and amortization	12,481	6,863	82%	24,455	13,044	87%
Interest on borrowings	1,290	271	376%	2,107	540	290%
Income before income taxes	40,708	13,872	193%	71,698	32,354	122%

Income tax provision	9,365	5,124	83%	18,960	11,091	71%

Net income	31,343	8,748	258%	52,738	21,263	148%

Net income attributable to non-controlling interest in FXCM Holdings, LLC	-	-	0%	-	-	0%
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	8,043	873	821%	11,921	873	1266%

Net income attributable to FXCM Inc.	$23,300	$7,875	196%	$40,817	$20,390	100%

Pro forma fully exchanged, diluted weighted average shares outstanding	75,715	72,848	4%	75,750	72,761	4%

Earnings per share	$0.31	$0.11	182%	$0.54	$0.28	93%

	Unaudited U.S. GAAP			Unaudited U.S. GAAP
	(thousands, except per share amounts)			(thousands, except per share amounts)
	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change

Total net revenues	$140,133	$91,683	53%	$262,997	$194,273	35%

Compensation and benefits	26,587	33,802	-21%	50,120	57,019	-12%
Allocation of net income to Lucid members for services provided	15,004	-	0%	15,004	-	0%
Total compensation and benefits	41,591	33,802	23%	65,124	57,019	14%
Referring broker fees	22,422	19,968	12%	43,772	40,157	9%
Other expenses	38,306	34,804	10%	74,421	71,164	5%
Loss on equity method investments, net	397	-	0%	545	-	0%
Depreciation and amortization	12,481	6,863	82%	24,455	13,044	87%
Interest on borrowings	1,290	271		2,107	540	290%
Income before income taxes	23,646	(4,025)	687%	52,573	12,349	326%

Income tax provision	6,390	(1,109)	676%	14,349	1,258	1041%

Net income	17,256	(2,916)	692%	38,224	11,091	245%

Net income attributable to non-controlling interest in FXCM Holdings, LLC	14,093	(2,348)	700%	24,323	8,771	177%

Net income attributable to non-controlling interest in Lucid Markets Trading Limited	(6,961)	873	-897%	(3,083)	873	-453%

Net income attributable to FXCM Inc.	$10,124	$(1,441)	803%	$16,984	$1,447	1074%

Net income	$10,124	$(1,441)	803%	$16,984	$1,447	1074%

Weighted average Class A shares outstanding - Basic	30,695	22,296	38%	29,589	20,142	47%
Weighted average Class A shares outstanding - Diluted	31,829	22,296	43%	30,759	20,142	53%

Net income per Class A share
Basic	$0.33	$(0.06)	650%	$0.57	$0.07	714%
Net income per Class A share
Diluted	$0.32	$(0.06)	633%	$0.55	$0.07	686%

Selected Operating Metrics

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change

Total trading volume ($ in billions)	$1,152	$869	33%	$2,193	$1,854	18%

Total institutional trading volume ($ in billions)	$558	$402	39%	$931	$800	16%

Total active accounts	182,225	174,218	5%	182,225	174,218	5%

Trading days in period	65	65	0%	128	130	-2%

Daily average trades	516,960	367,051	41%	478,129	372,944	28%

Daily average trades per active account	2.8	2.1	33%	2.6	2.1	24%

Retail trading revenue per million traded	$90	$90	0%	$89	$92	-3%

Total customer equity ($ in millions)	$1,172	$1,255	-7%	$1,172	$1,255	-7%

Non-GAAP Financial Measures

Adjusted Pro Forma EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per fully diluted share are non-GAAP financial measures. These measures do not represent and should not be considered as a substitute for net income, net income attributable to FXCM Inc. or net income per Class A share or as a substitute for cash flow from operating activities, each as determined in accordance with GAAP, and our calculations of these measures may not be comparable to similarly entitled measures reported by other companies. See “Adjusted Pro Forma Results” beginning on A-3 of this release for additional information regarding these non-GAAP financial measures and for reconciliations of such measure to the most directly comparable measures calculated in accordance with GAAP.

Declaration of Quarterly Dividend

The company also announced today that its board of directors has declared a quarterly dividend of $0.06 per share on its outstanding Class A common stock. The dividend is payable on September 30th, 2013 to Class A stockholders of record at the close of business on September 6th, 2013.

Conference Call

As previously announced, FXCM Inc. will host a conference call to discuss the results at 8:15 a.m. (EDT). This conference call will be available to domestic participants by dialing 877.303.9132 and 408.337.0136 for international participants. The conference ID number is 26671427.

A live, audio webcast, a copy of FXCM's earnings release, and a presentation and replay of this conference call will also be available at http://ir.fxcm.com/.

Disclosure Regarding Forward-Looking Statements

In addition to historical information, this earnings release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect FXCM Inc.’s current views with respect to, among other things, its operations and financial performance for the future. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,”“expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. FXCM Inc. believes these factors include but are not limited to evolving legal and regulatory requirements of the FX industry, the limited operating history of the FX industry, risks related to the protection of its proprietary technology, risks related to its dependence on FX market makers, market conditions and those other risks described under “Risk Factors” in FXCM Inc.’s Annual Report on Form 10-K and other SEC filings, which are accessible on the SEC website at sec.gov.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our SEC filings. FXCM Inc. undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

About FXCM Inc.

FXCM Inc. (NYSE: FXCM) is a global online provider of foreign exchange, or FX, trading and related services to retail and institutional customers world-wide.

At the heart of FXCM's client offering is No Dealing Desk FX trading. Clients benefit from FXCM's large network of forex liquidity providers enabling FXCM to offer competitive spreads on major currency pairs. Clients have the advantage of mobile trading, one-click order execution and trading from real-time charts. FXCM's U.K. subsidiary, Forex Capital Markets Limited, offers Contract for Difference (“CFD”) products with no re-quote trading and allows clients to trade oil, gold, silver and stock indices along with FX on one platform. In addition, FXCM offers educational courses on FX trading and provides free news and market research through DailyFX.com.

Trading foreign exchange and CFDs on margin carries a high level of risk, and may not be suitable for all. Read full disclaimer.

For Media:
Jaclyn Klein, 646-432-2463
Vice-President, Corporate Communications
jklein@fxcm.com

ANNEX I

Schedule	Page Number

U.S. GAAP Results
Unaudited U.S. GAAP Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2013 and 2012	A-1
Unaudited U.S. GAAP Consolidated Statements of Financial Condition As of June 30, 2013 and December 31, 2012	A-2

Adjusted Pro Forma Results	A-3
Unaudited Adjusted Pro Forma and U.S. GAAP Consolidated Statements of Operations for the Three Months Ended June 30, 2013 and 2012	A-5
Unaudited Adjusted Pro Forma, Adjusted Pro Forma Cash and U.S. GAAP Consolidated Statements of Operations for the Six Months Ended June 30, 2013 and 2012	A-6
Reconciliation of EBITDA to U.S. GAAP Net Income	A-7

FXCM Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share data)
(Unaudited )

	Three Months Ended June 30		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues

Retail trading revenue	$104,068	$77,870	$195,322	$170,596
Institutional trading revenue	31,792	11,220	59,348	17,040
Trading revenue	135,860	89,090	254,670	187,636

Interest income	670	1,059	1,349	1,920
Brokerage interest expense	(69)	(78)	(124)	(169)
Net interest income	601	981	1,225	1,751

Other operating income	3,672	1,612	7,102	4,886

Total net revenues	140,133	91,683	262,997	194,273

Operating Expenses

Compensation and benefits	26,587	33,802	50,120	57,019
Allocation of net income to Lucid members for services provided	15,004	-	15,004	-
Total compensation and benefits	41,591	33,802	65,124	57,019
Referring broker fees	22,422	19,968	43,772	40,157
Advertising and marketing	6,157	7,487	13,508	15,757
Communication and technology	9,765	8,611	18,120	16,991
Trading costs, prime brokerage and clearing fees	8,961	1,893	16,899	3,206
General and administrative	13,423	16,813	25,894	35,210
Depreciation and amortization	12,481	6,863	24,455	13,044

Total operating expenses	114,800	95,437	207,772	181,384

Operating income	25,333	(3,754)	55,225	12,889

Loss on equity method investments, net	397	-	545	-
Interest on borrowings	1,290	271	2,107	540

Income before income taxes	23,646	(4,025)	52,573	12,349
Income tax provision (benefit)	6,390	(1,109)	14,349	1,258
Net income	17,256	(2,916)	38,224	11,091
Net income attributable to non-controlling interest in FXCM Holdings, LLC	14,093	(2,348)	24,323	8,771
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	(6,961)	873	(3,083)	873
Net income attributable to FXCM Inc.	$10,124	$(1,441)	$16,984	$1,447

Net Income	$10,124	$(1,441)	$16,984	$1,447

Weighted average Class A shares outstanding - Basic	30,695	22,296	29,589	20,142
Weighted average Class A shares outstanding - Diluted	31,829	22,296	30,759	20,142

Net Income per Class A Share
Basic	$0.33	$(0.06)	$0.57	$0.07
Diluted	$0.32	$(0.06)	$0.55	$0.07

A-1

FXCM Inc.
Condensed Consolidated Statements of Financial Condition
As of June 30, 2013 and December 31, 2012
(Amounts in thousands except share data)

	(Unaudited)
	June 30,	December 31,
	2013	2012

Assets

Current assets
Cash and cash equivalents	$373,745	$272,332
Cash and cash equivalents, held for customers	1,171,487	1,190,762
Due from brokers	5,517	8,040
Accounts receivables, net	27,528	5,485
Deferred tax asset	9,838	10,598
Tax receivable	938	6,003
Total current assets	1,589,053	1,493,220

Deferred tax asset	134,768	117,221
Office, communication and computer equipment, net	51,437	50,316
Goodwill	280,674	285,654
Intangible assets, net	81,930	97,792
Other assets	27,376	20,967
Total assets	$2,165,238	$2,065,170

Liabilities and Equity

Current liabilities
Customer account liabilities	$1,171,487	$1,190,762
Accounts payable and accrued expenses	62,474	56,841
Credit agreement	-	85,000
Notes payable	15,300	22,867
Due to brokers	43,173	14,494
Deferred tax liability	1,655	7,100
Due to related parties pursuant to tax receivable agreement	12,951	13,569
Total current liabilities	1,307,040	1,390,633
Deferred tax liability	8,348	12,351
Due to related parties pursuant to tax receivable agreement	99,159	87,271
Senior convertible notes	143,789	-
Total liabilities	1,558,336	1,490,255

Commitments and Contingencies	-	-

Stockholders' Equity
Class A common stock, par value $0.01 per share;	380	347
3,000,000,000 shares authorized, 38,012,793 and 34,683,599 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively
Class B common stock, par value $0.01 per share;	1	1
1,000,000 shares authorized, 40 and 43 shares issued
and outstanding as of June 30, 2013 and December 31, 2012, respectively
Additional paid-in-capital	199,104	171,390
Retained earnings	23,671	11,122
Accumulated other comprehensive loss	(6,874)	(1,301)
Total stockholders' equity FXCM Inc.	216,282	181,559
Non-controlling interests	390,620	393,356
Total stockholders' equity	606,902	574,915
Total liabilities and stockholders' equity	$2,165,238	$2,065,170

A-2

Adjusted Pro Forma Results

Throughout the discussion of FXCM Inc.’s results, information is presented on an Adjusted Pro Forma basis, which is a non-generally accepted accounting principles (“non-GAAP”) measure. Adjusted Pro Forma results begin with information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), adjusted to exclude certain items and reflects the conversion of all units of FXCM Holdings, LLC for shares of Class A common stock of FXCM Inc. The Company’s management believes that the disclosed Adjusted Pro Forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare FXCM’s results across several periods and facilitate an understanding of FXCM’s operating results. The Company uses these measures to evaluate its operating performance, as well as the performance of individual employees. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The differences between Adjusted Pro Forma and U.S. GAAP results are as follows:

1.	Assumed Exchange of Units of FXCM Holdings, LLC for FXCM Inc. Class A Shares. As a result of the exchange of FXCM Holdings units, the non-controlling interest related to these units is converted to controlling interest. The Company’s management believes that it is useful to provide the per-share effect associated with the assumed exchange of all FXCM Holdings units.

2.	Stock Based Compensation Expense. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate expense relating to stock based compensation relating to the Company’s initial public offering and compensation costs associated with the renegotiation of certain employment contracts. The Company’s management believes it is useful to provide the effects of eliminating these expenses relating to these one-time items.

3.	Lucid Minority Interest/Compensation Expense. Our reported U.S. GAAP results reflect the portion of the 49.9% of Lucid earnings allocated among the non-controlling members of Lucid based on services provided as a component of compensation expense under “Allocation of Net Income to Lucid Members for Services Provided.” Adjustments have been made to the Adjusted Pro Forma Earnings to reclassify this allocation of Lucid’s earnings attributable to non-controlling members to “Net income attributable to non-controlling interest in Lucid.” The Company’s management believes that this reclassification provides a more meaningful view of the Company’s operating expenses and the Company’s economic arrangement with Lucid’s non-controlling members. This adjustment has no impact on net income as reported by FXCM Inc.

4.	Acquisition Costs. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate certain acquisition related costs. The Company’s management believes it is useful to provide the effects of eliminating these expenses.

5.	Regulatory Costs. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate certain costs (including client reimbursements) associated with settling certain historical trade execution issues with the Company’s regulators. The Company’s management believes it is useful to provide the effects of eliminating these expenses relating to these one-time items.

A-3

6.	Income Taxes. Prior to the initial public offering FXCM was organized as a series of limited liability companies and foreign corporations, and even following the initial public offering not all of the Company’s income is subject to corporate-level taxes. As a result, adjustments have been made to the Adjusted Pro Forma earnings to assume that the Company has adopted a conventional corporate tax structure and is taxed as a C corporation in the U.S. at the prevailing corporate rates. This assumption is consistent with the assumption that all of FXCM Holdings’ units are exchanged for shares of FXCM Inc. Class A common stock, as discussed in Item 1 above, as the assumed exchange would change the tax structure of the Company.

A-4

FXCM Inc.

Adjusted Pro Forma Condensed Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited )

	Three Months Ended June 30,
	2013					2012

	As			Adjusted		As			Adjusted
	Reported	Adjustments		Pro Forma		Reported	Adjustments		Pro Forma
Revenues

Retail trading revenue	$104,068	-		$104,068		$77,870	-		$77,870
Institutional trading revenue	31,792	-		31,792		11,220	-		11,220
Trading revenue	135,860	-		135,860		89,090	-		89,090

Interest income	670	-		670		1,059	-		1,059
Brokerage interest expense	(69)	-		(69)		(78)	-		(78)
Net interest income	601	-		601		981	-		981

Other operating income
Other	3,672	-		3,672		1,612	-		1,612

Total net revenues	140,133	-		140,133		91,683	-		91,683

Operating Expenses

Compensation and benefits	26,587	(2,058	)(1)	24,529		33,802	(13,972	)(5)	19,830
Allocation of net income to Lucid members for services provided	15,004	(15,004	)(2)	-		-	-		-
Total compensation and benefits	41,591	(17,062)		24,529		33,802	(13,972)		19,830
Referring broker fees	22,422	-		22,422		19,968	-		19,968
Advertising and marketing	6,157	-		6,157		7,487	-		7,487
Communication and technology	9,765	-		9,765		8,611	-		8,611
Trading costs, prime brokerage and clearing fees	8,961			8,961		1,893	-		1,893
General and administrative	13,423	-		13,423		16,813	(3,925	)(6)	12,888
Depreciation and amortization	12,481	-		12,481		6,863	-		6,863
Total operating expenses	114,800	(17,062)		97,738		95,437	(17,897)		77,540

Operating income (loss)	25,333	17,062		42,395		(3,754)	17,897		14,143

Loss on equity method investments, net	397	-		397		-	-		-
Interest on borrowings	1,290	-		1,290		271	-		271

Income before income taxes	23,646	17,062		40,708		(4,025)	17,897		13,872
Income tax provision (benefit)	6,390	2,975	(3)	9,365		(1,109)	6,233	(3)	5,124
Net income	17,256	14,087		31,343		(2,916)	11,664		8,748
Net income attributable to non-controlling interest in FXCM Holdings, LLC	14,093	(14,093	)(4)	-		(2,348)	2,348	(4)	-
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	(6,961)	15,004	(2)	8,043		873	-		873
Net income attributable to FXCM Inc.	$10,124	$13,176		$23,300		$(1,441)	$9,316		$7,875

Pro Forma fully exchanged, fully diluted weighted average shares outstanding				75,715	(7)				72,848	(7)

Adjusted Pro Forma net income per fully exchanged, fully diluted weighted average shares outstanding				$0.31					$0.11

(1) Represents the elimination of equity-based compensation associated with the IPO.

(2) Represents the reclassification of the 49.9% of Lucid’s earnings allocated among the non-controlling members of Lucid based on services provided for U.S. GAAP purposes to Net income attributable to non-controlling interest in Lucid Markets Trading Limited.

(3) Represents an adjustment to reflect the assumed effective corporate tax rate of approximately 23.0% and 36.9% for the three months ended June 30, 2013 and 2012, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. The adjustment assumes full exchange of existing unitholders FXCM Holdings, LLC ("Holdings") units for shares of Class A common stock of the Company and reflects the tax effect of any pro forma adjustments.

(4) Represents the elimination of the non-controlling interest associated with the ownership by existing unitholders of Holdings (excluding FXCM, Inc.), as if the unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

(5) Represents the elimination of stock-based compensation associated with the IPO, severance and stock-based compensation in connection with the renegotiation of certain employment contracts in the Company's institutional and retail businesses.

(6) Represents the elimination of certain acquisition-related costs and the elimination of certain costs (including client reimbursements) associated with settling certain historical trade execution issues with the Financial Services Agency of Japan.

(7) Fully diluted shares assuming all unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

A-5

FXCM Inc.

Adjusted Pro Forma Condensed Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited )

	Six months ended June 30,
	2013					2012

	As Reported	Adjustments		Adjusted Pro Forma		As Reported	Adjustments		Adjusted Pro Forma
Revenues

Retail trading revenue	$195,322	-		$195,322		$170,596	-		$170,596
Institutional trading revenue	59,348	-		59,348		17,040	-		17,040
Trading revenue	254,670	-		254,670		187,636	-		187,636

Interest income	1,349	-		1,349		1,920	-		1,920
Brokerage interest expense	(124)	-		(124)		(169)	-		(169)
Net interest income	1,225	-		1,225		1,751	-		1,751

Other operating income	7,102	-		7,102		4,886	-		4,886

Total net revenues	262,997	-		262,997		194,273	-		194,273

Operating Expenses

Compensation and benefits	50,120	(4,121	)(1)	45,999		57,019	(16,080	)(5)	40,939
Allocation of net income to Lucid members for services provided	15,004	(15,004	)(2)	-		-	-		-
Total compensation and benefits	65,124	(19,125)		45,999		57,019	(16,080)		40,939
Referring broker fees	43,772	-		43,772		40,157	-		40,157
Advertising and marketing	13,508	-		13,508		15,757	-		15,757
Communication and technology	18,120	-		18,120		16,991	-		16,991
Trading costs, prime brokerage and clearing fees	16,899	-		16,899		3,206	-		3,206
General and administrative	25,894	-		25,894		35,210	(3,925	)(7)	31,285
Depreciation and amortization	24,455			24,455		13,044	-		13,044
Total operating expenses	207,772	(19,125)		188,647		181,384	(20,005)		161,379

Operating income (loss)	55,225	19,125		74,350		12,889	20,005		32,894

Other expense
Loss on equity method investments, net	545	-		545		-	-		-
Interest on borrowings	2,107	-		2,107		540	-		540

Income before income taxes	52,573	19,125		71,698		12,349	20,005		32,354
Income tax provision (benefit)	14,349	4,611	(3)	18,960		1,258	9,833	(3)	11,091
Net income	38,224	14,514		52,738		11,091	10,172		21,263
Net income attributable to non-controlling interest in FXCM Holdings, LLC	24,323	(24,323	)(4)	-		8,771	(8,771	)(4)	-
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	(3,083)	15,004	(2)	11,921		873	-		873
Net income attributable to FXCM Inc.	$16,984	$23,833		$40,817		$1,447	$18,943		$20,390

Pro Forma fully exchanged, fully diluted weighted average shares outstanding				75,750	(6)				72,761	(6)

Adjusted Pro Forma net income per fully exchanged, fully diluted weighted average shares outstanding				$0.54					$0.28

(1) Represents the elimination of stock-based compensation associated with the IPO.

(2) Represents the reclassification of the 49.9% of Lucid’s earnings allocated among the non-controlling members of Lucid based on services provided for U.S. GAAP purposes to Net income attributable to non-controlling interest in Lucid Markets Trading Limited.

(3) Represents an adjustment to reflect the assumed effective corporate tax rate of approximately 26.4% and 34.3% for the six months ended June 30, 2013 and 2012, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. The adjustment assumes full exchange of existing unitholders Holdings units for shares of Class A common stock of the Company.

(4) Represents the elimination of the non-controlling interest associated with the ownership by existing unitholders of Holdings (excluding FXCM, Inc.), as if the unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

(5) Represents the elimination of stock-based compensation associated with the IPO, severance and stock-based compensation in connection with the renegotiation of certain employment contracts in the Company's institutional and retail businesses.

(6) Fully diluted shares assuming all unitholders had fully exchanged their Holdings units for shares of Class A common stock of the Company.

(7) Represents the elimination of certain acquisition-related costs and the elimination of certain costs (including client reimbursements) associated with settling certain historical trade execution issues with the Financial Services Agency of Japan.

A-6

FXCM Inc.

Reconciliation of EBITDA to U.S. GAAP Net Income

(In thousands)

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	Adjusted Pro Forma		U.S. GAAP		Adjusted Pro Forma		U.S. GAAP
	2013	2012	2013	2012	2013	2012	2013	2012

Revenues	$140,133	$91,683	$140,133	$91,683	$262,997	$194,273	$262,997	$194,273

Net income attributable to FXCM Inc.	$23,300	$7,875	$10,124	$(1,441)	$40,817	$20,390	$16,984	$1,447
Net income attributable to non-controlling interest in FXCM Holdings, LLC	-	-	14,093	(2,348)	-	-	24,323	8,771
Net income attributable to non-controlling interest in Lucid Markets Trading Limited	8,043	873	(6,961)	873	11,921	873	(3,083)	873
Provision (benefit) for income taxes	9,365	5,124	6,390	(1,109)	18,960	11,091	14,349	1,258
Depreciation and amortization	12,481	6,863	12,481	6,863	24,455	13,044	24,455	13,044
Interest on borrowings	1,290	271	1,290	271	2,107	540	2,107	540
EBITDA	$54,479	$21,006	$37,417	$3,109	$98,260	$45,938	$79,135	$25,933

A-7